NATIONWIDE MUTUAL FUNDS
NorthPointe Small Cap Growth Fund
NorthPointe Small Cap Value Fund

Supplement dated June 23, 2008
to the Prospectus dated February 28, 2008

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

The list of Nationwide Mutual Funds subject to an exchange/redemption fee shown under the Section "Investing with Nationwide Funds - Exchange and Redemption Fees" on page 25 of the Prospectus is hereby replaced with the following:

		Minimum
	Exchange/	Holding Period
Fund	RedemDtion Fee	(calendar days)
Nationwide International Value Fund	2.00%	90
Nationwide Micro Cap Equity Fund	2.00%	90
Nationwide Mid CaD Growth Fund	2.00%	90
Nationwide U.S. Small Cap Value Fund	2.00%	90
Nationwide Value Opportunities Fund	2.00%	90
NorthPointe Small Cap Growth Fund	2.00%	90
Nationwide Growth Fund	2.00%	30
Nationwide Large Cap Value Fund	2.00%	30
Nationwide Fund	2.00%	30
Nationwide Value Fund	2.00%	30
Nationwide Bond Fund	2.00%	7
Nationwide Bond Index Fund	2.00%	7
Nationwide Government Bond Fund	2.00%	7
Nationwide International Index Fund	2.00%	7
Nationwide Mid Cap Market Index Fund	2.00%	7
Nationwide Short Duration Bond Fund	2.00%	7
Nationwide S&P 500 Index Fund	2.00%	7
Nationwide Small Cap Index Fund	2.00%	7

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PS-NP-2                             6/08